UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2019

CLS HOLDINGS USA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55546	45-1352286
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11767 South Dixie Highway, Suite 115
Miami, Florida	33156
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 438-9132

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                    ☐

Securities registered pursuant to Section 12(b) of the Act:

None.

Item 1.01     Entry into a Material Definitive Agreement.

Amendment to Outstanding Debentures

Between October 25, 2018 and November 2, 2018, CLS Holdings USA, Inc. (“we,” “us,” “our,” “CLS,” or the “Company”) entered into six (6) subscription agreements (each a “Subscription Agreement” and, collectively, the “Subscription Agreements”), pursuant to which the Company agreed to sell convertible debentures for an aggregate purchase price of $5,857,000 in original principal amount (the “Original Debentures”). Navy Capital Green International Ltd (“Navy Capital”) purchased $5,000,000 in principal amount of Original Debentures, with the remaining $857,000 in principal amount being purchased by several unaffiliated purchasers (collectively, the “Purchasers”). The Subscription Agreements and Original Debentures provided that upon conversion of the Original Debentures each Purchaser would receive units, where each unit comprised one share of common stock and a warrant (each a “Warrant”) to purchase one-half of a share of common stock.

On July 26, 2019, the Company, Navy Capital and two other Purchasers entered into First Amendments to Convertible Debenture (each an “Amendment”), pursuant to which the parties agreed to adjust the conversion price of the Original Debentures if, in general, the Company issues or sells common stock, or warrants or options exercisable for common stock, or any other securities convertible into common stock, in a capital raising transaction, at a consideration per share, or exercise or conversion price per share, as applicable, less than the conversion price of the Original Debentures in effect immediately prior to such issuance (a “Dilutive Issuance”). In such case, the conversion price of the Original Debentures will be reduced to such issuance price (the “Adjusted Conversion Price”). The Amendment also provides that, if a Dilutive Issuance occurs, the Warrant will be exercisable at a price equal to 137.5% of the Adjusted Conversion Price at the time of conversion of the Debenture (the “Revised Warrant Exercise Price”). If a Dilutive Issuance occurs, the form of Warrant attached to the Subscription Agreement as Exhibit D shall be amended to change the Initial Exercise Price, as defined therein, to be the Revised Warrant Exercise Price. The remaining terms of the Original Debentures and Warrant shall remain in full force and effect.

The description of the Amendment is qualified in its entirety by reference to the full text of the First Amendment to Convertible Debenture that has been filed as an exhibit to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.	Description

10.1	Form of First Amendment to Convertible Debenture

10.2	First Amendment to Convertible Debenture dated July 26, 2019 issued to Navy Capital in the principal amount of $4,000,000*

10.3	First Amendment to Convertible Debenture dated July 26, 2019 issued to Navy Capital in the principal amount of $1,000,000*

10.4	First Amendment to Convertible Debenture dated July 26, 2019 issued to Darling Capital, LLC in the principal amount of $532,000*

10.5	First Amendment to Convertible Debenture dated July 26, 2019 issued to Murray FO, LLC in the principal amount of $100,000*

* Pursuant to Instruction 2 to Item 601 of Regulation S-K, document not filed because essentially identical in terms and conditions to Exhibit 10.1. Material differences in those agreements are set forth above in Item 1.01 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLS HOLDINGS USA, INC.

Date: July 31, 2019	By: /s/ Jeffrey I. Binder Jeffrey I. Binder Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of First Amendment to Convertible Debenture

10.2	First Amendment to Convertible Debenture dated July 26, 2019 issued to Navy Capital in the principal amount of $4,000,000*

10.3	First Amendment to Convertible Debenture dated July 26, 2019 issued to Navy Capital in the principal amount of $1,000,000*

10.4	First Amendment to Convertible Debenture dated July 26, 2019 issued to Darling Capital, LLC in the principal amount of $532,000*

10.5	First Amendment to Convertible Debenture dated July 26, 2019 issued to Murray FO, LLC in the principal amount of $100,000*

* Pursuant to Instruction 2 to Item 601 of Regulation S-K, document not filed because essentially identical in terms and conditions to Exhibit 10.1. Material differences in those agreements are set forth above in Item 1.01 of this Current Report on Form 8-K.